THE SWISS HELVETIA FUND, INC.

October 21, 2016

For the three-month period ended September 30, 2016, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased 3.26% in US dollars (“USD”). For the same period, the Fund’s share price performance increased 5.33% in USD, as the discount at which the Fund’s shares traded narrowed. This compares with an increase of 3.13% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

On October 4, 2016, shortly after the third quarter ended, the International Monetary Fund (“IMF”) downgraded its forecasts for global growth further by -0.1% for 2016 and 2017. This downgrade was driven by weaker than expected growth in the United States (“US”) and by implications of “Brexit” (the June vote of the United Kingdom (“UK”) to leave the European Union (“EU”). The US economy is now only expected to achieve 1.6% growth in 2016 and 2.2% in 2017, which translates into downgrades of -0.8% and -0.3% compared to projections as of April 2016, the date of the last full report. Although the IMF expects the impact of Brexit on the UK economy to be fairly low in 2016 (they revised the growth outlook by only -0.1%), the growth forecast was decreased by -1.1% for 2017. Meanwhile, the outlook for emerging markets has brightened a bit. China is expected to stabilize its growth at around 6.5% with consumption remaining robust and a rotation from industry to service supporting the country’s growth of gross domestic product (“GDP”). India is continuing to recover and both Brazil and Russia are showing early signs of stabilization.

Swiss economic review

In Switzerland, the economy appears to be doing better than expected. GDP growth of 0.3% in the first quarter of 2016 accelerated to 0.6% in the second quarter on a seasonally adjusted, non-annualized rate. It seems that productivity gains have made this development possible. As a result, the Swiss State Secretariat for Economic Affairs (“SECO”) has confirmed its GDP expectations for 2016 are 1.5%, which would represent a strong recovery from the “Swiss franc shock” of 2015. For 2017, the SECO expects a further acceleration of growth to 1.8%. With this, unemployment is also expected to stabilize at a level of 3.3% after a small recent increase.

Market environment during the period under review

Following the knee-jerk reaction immediately after Brexit, equity indices experienced a surprisingly strong and rapid recovery. As a sign of investor risk appetite, volatility declined. Equity index returns were positive both in local currencies and as measured in USD for global, European, US and Swiss equities. The SPI trailed other indices, largely due to its relatively more defensive nature resulting from large sector

THE SWISS HELVETIA FUND, INC.

weights in food and pharmaceuticals, with the latter being one of the few industries within the SPI that experienced negative returns as measured in USD. Unsurprisingly, cyclical sectors were dominant among those industries with the highest returns. Small and mid caps outperformed large caps by 4.9%, as represented by the Swiss Market Index (“SMI”).

Source: Schroders, Bloomberg, as of September 30, 2016. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of 3.26% to the Index’s return of 3.13% in USD terms, there was a positive relative performance impact from some of the Fund’s larger overweight positions, such as Logitech, Feintool, Belimo, Tecan, Swiss Life, VAT, Syngenta and Cembra Money Bank. Being underweight in Novartis and Roche was positive for relative performance, as the

THE SWISS HELVETIA FUND, INC.

pharmaceutical industry performed worse than the Index. Some other underweights, however, had a negative effect on relative performance as they outperformed, namely ABB, LafargeHolcim, Geberit and Partners Group. A number of negative contributions to relative performance came from overweights in Lindt & Sprüngli, Kuros, Burckhardt Compression, Airopack, Swatch and VZ Holding.

In the third quarter, there was a negative impact from the Fund’s private equity holdings, although there has been a moderate positive impact for the year as a whole, primarily due to the January revaluation of Kuros Biosciences when it transformed from a privately held company to a higher valued stock listed company through a merger. In the third quarter, Spineart underwent a capital increase at a lower price than the previous carrying value. We decreased the value of Ixodes to reflect that its search for a business partner has been unsuccessful so far.

Portfolio changes

In total there were 10 purchases and 5 sales of listed equities on a net basis during the third quarter of 2016. As of September 30, 2016, there are 39 listed companies held by the Fund and seven direct private equity investments, including two participations in private equity limited partnerships.

New Investments by the Fund

Adecco Group AG

Additions to Existing Investments

Actelion, Ltd.

Aryzta AG

Credit Suisse Group AG

GAM Holding AG

OC Oerlikon Corp. AG

Swiss Life Holding AG

UBS Group AG

Valiant Holding AG

VZ Holding AG

Positions Entirely Disposed of

None

Reductions in Existing Investments

Bucher Industries AG

DKSH Holding AG

gategroup Holding AG

Implenia AG

Logitech International SA

We bought a position in Adecco after its share price corrected significantly after Brexit; we felt that such a deep share price reaction was not warranted, given that it derives less than a tenth of its revenues from the UK.

Similarly, Credit Suisse and UBS also experienced significant share price weakness following Brexit, and so we added to the Fund’s positions at prices that we believed reflected too much potential profit erosion. It is also noteworthy that compared to the SPI,

THE SWISS HELVETIA FUND, INC.

both banks are now at a moderate overweight, having entered the quarter at an underweight. We also increased the Fund’s positions in Actelion, Aryzta, GAM, OC Oerlikon, Swiss Live, Valiant and VZ Holding, once again during perceived relative share price weakness.

We reduced partially our positions in Bucher, DKSH, gategroup, Implenia and Logitech as their share prices moved closer to our fair value target.

Outlook and Investment View

While markets have recovered impressively after Brexit, this does not mean that political risks have waned. The UK referendum has clearly galvanized protest parties across the EU, which is prompting investors to consider whether they should re-examine the discount they apply to European risk assets. Many of the upcoming events either carry a low risk of happening or a low impact if they do occur. The two most notable are the Italian referendum on constitutional reforms and the Dutch election; the former could see the Prime Minister lose his job, while the latter would propel a far right nationalist party into power. Elections in France and Germany in 2017 should be more straightforward, but Brexit has taught us not to underestimate protest movements. During the campaigns preceding the presidential election in the US, we also noted some anti-establishment mood and intentions to reverse economic integration created by global trade accords.

We have trimmed our global growth forecast to 2.3% for 2016 (from 2.5% previously) as a result of downgrades to the US and Europe. For 2017, our forecasts are little changed, with growth strengthening modestly as a result of more stable emerging market activity. Global inflation is expected to rise only modestly as a result of the recovery in oil prices. It is anticipated that the US Fed could raise rates again in December by 25 bps to 0.75%. With inflation rising, further rate increases are expected in 2017 to 1.25% by end of the year, with the Fed moving cautiously on concerns about its impact on the rest of the world and the strength of domestic recovery. Eurozone recovery continues in 2016, but at a marginally slower pace owing to the Brexit shock. Eurozone inflation is still too low, which might drive the European Central Bank to extend its quantitative easing program. Emerging economies benefit from modest growth in demand from advanced economies and firmer commodity prices, but tighter US monetary policy weighs on activity. Concerns over China’s growth persist, and despite recent signs that economic output might have stabilized, further fiscal support and easing from the People’s Bank of China could be expected.

Looking at the implications for equity markets, we conclude that on balance, the environment has not materially changed. Global GDP growth should remain at levels that are very similar to the past three years. We do not think that the political risks described above will significantly derail the

THE SWISS HELVETIA FUND, INC.

path of the world economy. That said, we do believe that there may be periods when markets are entirely focused on such risks, leading to a repeat of the stock market volatility experienced around the time of Brexit. As inflation remains stubbornly low, central banks have no need to considerably tighten monetary conditions. They rather have a tendency to fall back into very expansive actions with each onset of a crisis, as evidenced by the massive action of the Bank of England following Brexit.

Even if we do not expect political events to have a significant impact on the overall global economy in the long term, it is important to note that they can have a major impact on a single country. For example, Italy could be thrown back into political chaos if Prime Minister Renzi’s constitutional reform does not get passed. However, for Swiss businesses, which are typically very broadly diversified internationally, we believe that any negative single country event should have very limited impact. Swiss stock-listed companies seem to have recovered very quickly from the currency shock of January 2015 with decisive actions to address costs, which leads us to conclude that they are also able to weather the bigger storms. Our belief that Switzerland is a good base in which to conduct business has been further confirmed by the recent update of the World Economic Forum’s update of the global competitive ranking, holding its place as the number one country of 140 national markets analyzed.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 96.00%

Banks — 10.47%

78,100	Cembra Money Bank AG1	$6,139,076	1.80%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards, and savings and insurance services. (Cost $4,692,948)

609,800	Credit Suisse Group AG1	7,995,211	2.34%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $9,869,419)

104,000	Julius Baer Group Ltd.[1]	4,240,891	1.24%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $4,622,476)

1,048,500	UBS Group AG	14,309,527	4.18%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $16,062,444)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

33,749	Valiant Holding AG	$3,110,659	0.91%
	Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $3,430,305)

		35,795,364	10.47%

Biotechnology — 4.14%

39,600	Actelion, Ltd.[1]	6,870,972	2.01%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $3,825,031)

10,000	Basilea Pharmaceutica AG1	793,274	0.23%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $670,410)

103,160	Kuros Biosciences AG1	2,202,818	0.64%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,012,939)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

11,400	Lonza Group AG1	$2,182,628	0.64%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $826,233)

3,029	NovImmune SA1,2	2,118,488	0.62%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		14,168,180	4.14%

Chemicals — 4.54%

35,400	Syngenta AG	15,519,909	4.54%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $11,843,898)

		15,519,909	4.54%

Construction & Materials — 5.20%

2,850	Belimo Holding AG	9,404,941	2.75%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,722,519)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

2,000	Forbo Holding AG1	$2,694,450	0.79%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $2,300,431)

80,000	Implenia AG	5,669,487	1.66%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $4,463,192)

		17,768,878	5.20%

Financial Services — 2.51%

357,584	GAM Holding AG1	3,423,127	1.00%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $5,539,026)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Financial Services — (continued)

18,400	VZ Holding AG	$5,172,272	1.51%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $3,583,348)

		8,595,399	2.51%

Food & Beverage — 16.91%

83,855	Aryzta AG1	3,729,099	1.09%
	A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. (Cost $3,855,656)

200	Lindt & Sprüngli AG	13,679,596	4.00%
	Major manufacturer of premium Swiss chocolates. (Cost $3,409,877)

512,143	Nestlé SA	40,442,074	11.82%
	One of the world’s largest food and beverage processing companies. (Cost $8,134,704)

		57,850,769	16.91%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 7.63%

32,200	Adecco Group AG	$1,816,938	0.53%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

11,000	Bucher Industries AG	2,758,510	0.81%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $3,063,688)

25,000	Burckhardt Compression Holding AG	7,098,463	2.08%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

54,006	DKSH Holding AG	3,977,748	1.16%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

45,000	Feintool International Holding AG1	$5,384,774	1.57%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,293)

280,000	OC Oerlikon Corp. AG1	2,801,733	0.82%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,086,454)

28,500	SFS Group AG1	2,252,012	0.66%
Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		26,090,178	7.63%

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — 3.98%

5,500	Helvetia Holding AG	$2,778,652	0.81%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

28,500	Swiss Life Holding AG1	7,394,007	2.16%
	Provides life insurance and institutional investment management. (Cost $6,530,873)

38,000	Swiss Re AG	3,435,836	1.01%
Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance.
	(Cost $3,304,011)

		13,608,495	3.98%

Machinery — 0.70%

28,293	VAT Group AG1	2,403,475	0.70%
Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.
	(Cost $1,348,639)

		2,403,475	0.70%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Medical Equipment — 4.72%

56,000	Sonova Holding AG	$7,943,058	2.32%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,000,681	0.29%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

41,000	Tecan Group AG	7,206,932	2.11%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		16,150,671	4.72%

Personal & Household Goods — 5.35%

178,250	Compagnie Financiere Richemont SA	10,885,496	3.18%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $12,776,608)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

133,000	Swatch Group AG	$7,408,707	2.17%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $11,939,430)

		18,294,203	5.35%

Pharmaceuticals — 23.22%

530,000	Novartis AG	41,770,167	12.21%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

151,500	Roche Holding AG	37,664,019	11.01%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		79,434,186	23.22%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Technology — 3.39%

170,000	Airopack Technology Group AG1	$1,490,613	0.43%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

450,000	Logitech International SA	10,119,661	2.96%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $5,970,193)

		11,610,274	3.39%

No. of Shares	Security	Fair Value	Percent of Net Assets

Telecommunications — 2.10%

102,800	Sunrise Communications Group AG1	$7,184,547	2.10%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $7,266,158)

		7,184,547	2.10%

Travel & Leisure — 1.14%

71,300	gategroup Holding AG1	3,880,532	1.14%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $2,289,548)

		3,880,532	1.14%

	Total Common Stock (Cost $210,089,932)	328,355,060	96.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.81%

Biotechnology — 0.69%

8,400	Ixodes AG, Series B1,2,3	$136,563	0.04%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	2,211,508	0.65%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,348,071	0.69%

Industrial Goods & Services — 0.06%

500,863	SelFrag AG Class A1,2	222,169	0.06%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		222,169	0.06%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — 0.06%

83,611	EyeSense AG, Series A Preferred[1,2]	$200,101	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		200,101	0.06%

	Total Preferred Stock (Cost $9,253,695)	2,770,341	0.81%
Private Equity Limited Partnerships — 1.85%

Biotechnology — 0.36%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,796,639)	1,250,663	0.36%

Diversified Industries — 1.49%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $8,760,995)	5,085,019	1.49%

	Total Private Equity Limited Partnerships (Cost $11,557,634)	6,335,682	1.85%

	Total Investments* (Cost $230,901,261)	337,461,083	98.66%

	Other Assets Less Liabilities	4,578,161	1.34%

	Net Assets	$342,039,244	100.00%

Net Asset Value Per Share:
	($342,039,244 ÷ 28,172,931 shares outstanding, $0.001 par value: 50 million shares authorized)		$12.14

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2016

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $12,225,192 or 3.6% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 13, 2016	$2,796,639
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
Zurmont Madison Private Equity, Limited Partnership	February 28, 2008 – October 26, 2015	8,760,995

		$24,985,766

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/15	Gross Additions	Gross Reductions	Fair Value as of 09/30/16
Aravis Biotech II, Limited Partnership	$1,406,802	$50,079	$(262,060)	$1,250,663
Ixodes AG – Preferred Shares B	427,804	—	—	136,563
Zurmont Madison Private Equity, Limited Partnership	5,395,794	—	—	5,085,019

	$7,230,400	$50,079	$(262,060)	$6,472,245

*	Cost for Federal income tax purposes is $231,006,648 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$134,877,971
Gross Unrealized Depreciation	(28,423,536)

Net Unrealized Appreciation (Depreciation)	$106,454,435

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2016

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2016
Common Stock
Pharmaceuticals	23.22%
Food & Beverage	16.91%
Banks	10.47%
Industrial Goods & Services	7.63%
Personal & Household Goods	5.35%
Construction & Materials	5.20%
Medical Equipment	4.72%
Chemicals	4.54%
Biotechnology	4.14%
Insurance	3.98%
Technology	3.39%
Financial Services	2.51%
Telecommunications	2.10%
Travel & Leisure	1.14%
Machinery	0.70%
Preferred Stock
Biotechnology	0.69%
Industrial Goods & Services	0.06%
Medical Equipment	0.06%
Private Equity Limited Partnerships
Diversified Industries	1.49%
Biotechnology	0.36%
Other Assets Less Liabilities	1.34%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2016
Novartis AG	12.21%
Nestlé SA	11.82%
Roche Holding AG	11.01%
Syngenta AG	4.54%
UBS Group AG	4.18%
Lindt & Sprüngli AG	4.00%
Compagnie Financiere Richemont SA	3.18%
Logitech International SA	2.96%
Belimo Holding AG	2.75%
Credit Suisse Group AG	2.34%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, if any, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $12,225,192, or 3.6% of the Fund’s net assets at September 30, 2016, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$325,235,891	$—	$3,119,169	$—	$328,355,060
Preferred Stock	—	—	2,770,341	—	2,770,341
Private Equity Limited Partnerships	—	—	—	6,335,682	6,335,682

Total Investments in Securities	$325,235,891	$—	$5,889,510	$6,335,682	$337,461,083

*	Please see the Schedule of Investments for industry classifications.

**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of September 30, 2016 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s direct investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its investments in its two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date,

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2016	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$2,118,488	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,211,508	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	136,563	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	222,169	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	200,101	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,000,681	Market approach	Peer group revenue multiples	3.0x-4.0x
Total	$5,889,510

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126
Change in Unrealized Appreciation/Depreciation (a)	414,018	307,804	(270,808)	451,014
Net Realized Gain (Loss)	—	—	15,875	15,875
Gross Purchases (b)	—	—	50,079	50,079
Gross Sales (b)	—	—	(262,060)	(262,060)
Transfer Out of Level 3 (c)(d)	(298,741)	(899,101)	(6,335,682)	(7,533,524)

Balance as of September 30, 2016	$3,119,169	$2,770,341	$—	$5,889,510

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2016.

(b)	For private equity limited partnership investments, Gross Purchases represents contributions of capital and Gross Sales represents capital distributions.

(c)	On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade on the SIX Swiss Exchange under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery.

(d)	The Fund adopted Accounting Standards Update 2015-07 on January 1, 2016. As of September 30, 2016 certain of the Fund’s investments were valued using NAV per share as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of September 30, 2016, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,352,589	$143,826
Zurmont Madison Private Equity, Limited Partnership	14,441,923	4,192,071	(b)

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 139,425 and 4,063,794 Swiss francs, respectively. The Swiss franc/U.S. dollar exchange rate as of September 30, 2016 was used for conversion and equaled 0.96940 as of such date.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments.

Note 3—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued. Based on the evaluation, no additional disclosure or adjustments were required to the financial statements as of September 30, 2016.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by he Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Margaret M. Cannella[2]

Director

Claus Helbig[4]

Director

Samuel B. Witt III, Esq.

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer

Secretary

David Marshall

Assistant Treasurer

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $487.1 billion under management as of September 30, 2016.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ QR 9-30-16

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

QUARTERLY REPORT

For the Period Ended

September 30, 2016